Phunware Reports Record First Quarter 2022 Financial Results

AUSTIN, Texas, May 12, 2022 – Phunware, Inc. (NASDAQ: PHUN) (“Phunware” or the “Company”), a fully-integrated enterprise cloud platform for mobile that provides products, solutions, data and services for brands worldwide, today announced record financial results for the quarter ended March 31, 2022.

“After previously guiding investors to top-line revenue growth exceeding 250% year-over-year for Q1, we are thrilled to have significantly outperformed that target with a new first quarter record for reported revenues as a public company, delivering actual revenues exceeding 310% growth to start the fiscal year,” said Alan S. Knitowski, President, CEO and Co-Founder of Phunware. “We are now operating effectively at the intersection of mobile, cloud, big data and blockchain across all lines of business and continue to activate our MaaS Loyalty and Rewards ecosystem through PhunWallet, PhunToken and PhunCoin, to commercialize a truly decentralized global data economy. For Q2, we are pleased to upwardly revise our top-line revenue growth forecast from up more than 250% year-over-year to up more than 275% year-over-year, which would represent another new second quarter record for reported revenues as a public company.”

First Quarter 2022 Financial Results
•Net Revenues for the quarter totaled $6.8 million
•Multiscreen-as-a-Service (MaaS) Platform Revenues were $2.5 million
•Hardware Revenues were $4.3 million
•Net Loss was $(14.9) million
•Net Loss per Share was $(0.15)
•Non-GAAP Adjusted EBITDA Loss was $(4.2) million

“We continued to build on the momentum from Q4 2021 by posting our largest revenue quarter as a public company,” said Matt Aune, CFO of Phunware. “In addition to the progress made with top line growth, we continued to invest in the business to further bolster our product offerings and expand the reach of our digital asset ecosystem. To that end, we were thrilled to not only see PhunToken become available on the decentralized exchange Uniswap, but also to provide additional resources to support decentralized finance through our new PhunToken website. Rolling forward, we expect to close the second quarter strong sequentially, activate PhunCoin for trading and continue to deliver dramatic year-over-year growth for the remainder of the fiscal year.”

Click here to learn more about PhunToken and click here to learn more about PhunCoin.

Recent Business Highlights

•Notable Corporate Developments:
•PhunToken Now Available on Uniswap
•Appointed Christopher Olive as Executive Vice President, General Counsel and Chief Legal Officer
•Appointed Matt Lull as Executive Vice President & Chief Cryptocurrency Officer
•Engaged Moneta Advisory Partners

•Notable Customer and Partner Wins:
•Partnered with Accion Labs to Provide Mobile Solutions for Digital Transformation

Conference Call Information

Phunware management will host a conference call today (May 12, 2022) at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time) to discuss its financial results for the quarter ended March 31, 2022.

Interested parties may access the conference call by dialing 877-545-0523 in the United States, or 973-528-0016 from international locations with access code: 588640. The conference call will be broadcast live and available for replay here and via the investor relations section of the Company’s website at investors.phunware.com.

Safe Harbor Clause and Forward-Looking Statements

This press release includes forward-looking statements. All statements other than statements of historical facts contained in this press release, including statements regarding our future results of operations and financial position, business strategy and plans, and our objectives for future operations, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “expose,” “intend,” “may,” “might,” “opportunity,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions that convey uncertainty of future events or outcomes are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and their potential effects on us. Future developments affecting us may not be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) and other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in our filings with the Securities and Exchange Commission (the “SEC”), including our reports on Forms 10-K, 10-Q, 8-K and other filings that we make with the SEC from time to time. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. These risks and others described under “Risk Factors” in our SEC filings may not be exhaustive.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and developments in the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements contained in this press release. In addition, even if our results or operations, financial condition and liquidity, and developments in the industry in which we operate are consistent with the forward-looking statements contained in this press release, those results or developments may not be indicative of results or developments in subsequent periods.

Disclosure Information

Phunware uses and intends to continue to use its Investor Relations website as a means of disclosing material nonpublic information and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor the Company’s Investor Relations website, in addition to following the Company’s press releases, SEC filings, public conference calls, presentations and webcasts.

About Phunware, Inc.

Everything You Need to Succeed on Mobile — Transforming Digital Human Experience

Phunware, Inc. (NASDAQ: PHUN), is the pioneer of Multiscreen-as-a-Service (MaaS), an award-winning, fully integrated enterprise cloud platform for mobile that provides companies the products, solutions, data and services necessary to engage, manage and monetize their mobile application portfolios and audiences globally at scale. Phunware’s Software Development Kits (SDKs) include location-based services, mobile engagement, content management, messaging, advertising, loyalty (PhunCoin & Phun) and analytics, as well as a mobile application framework of pre-integrated iOS and Android software modules for building in-house or channel-based mobile application and vertical solutions. Phunware helps the world’s most respected brands create category-defining mobile experiences, with approximately one billion active devices touching its platform each month when operating at scale. For more information about how Phunware is transforming the way consumers and brands interact with mobile in the virtual and physical worlds, visit https://www.phunware.com, https://phunwallet.com, https://www.phuncoin.com, https://www.phuntoken.com, and follow @phunware, @phuncoin and @phuntoken on all social media platforms.

Phunware PR & Media Inquiries:
Email: press@phunware.com
Phone: (512) 693-4199

Phunware Investor Relations:
Matt Glover and John Yi
Gateway Investor Relations
Email: PHUN@gatewayir.com
Phone: (949) 574-3860

Condensed Consolidated Balance Sheets
(In thousands, except share and per share information)

	March 31, 2022	December 31, 2021
	(Unaudited)
Assets
Current assets:
Cash	$10,815	$23,137
Accounts receivable, net of allowance for doubtful accounts of $10 at March 31, 2022 and December 31, 2021, respectively	1,219	967
Inventory	4,699	2,636
Digital assets	24,244	32,581
Prepaid expenses and other current assets	1,294	686
Total current assets	42,271	60,007
Property and equipment, net	77	—
Goodwill	33,227	33,260
Intangible assets, net	3,030	3,213
Deferred tax asset	1,278	1,278
Right-of-use asset	1,186	1,260
Other assets	354	276
Total assets	$81,423	$99,294
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$6,809	$6,589
Accrued expenses	7,114	9,621
Lease liability	424	399
Deferred revenue	3,263	3,973
PhunCoin deposits	1,203	1,202
Current maturities of long-term debt, net	3,493	4,904
Warrant liability	3,818	3,605
Total current liabilities	26,124	30,293
Deferred tax liability	1,278	1,278
Deferred revenue	1,008	1,299
Lease liability	1,023	1,147
Total liabilities	29,433	34,017
Commitments and contingencies
Stockholders’ equity
Common stock, $0.0001 par value; 1,000,000,000 shares authorized at March 31, 2022 and December 31, 2021; 97,250,520 and 96,751,610 shares issued and outstanding as of March 31, 2022 and December 31, 2021, respectively	10	10
Additional paid-in capital	266,606	264,944
Accumulated other comprehensive loss	(384)	(352)
Accumulated deficit	(214,242)	(199,325)
Total stockholders’ equity	51,990	65,277
Total liabilities and stockholders’ equity	$81,423	$99,294

Condensed Consolidated Statements of Operations and Comprehensive Loss
(In thousands, except per share information)
(Unaudited)

	Three Months Ended March 31,
	2022	2021
Net revenues	$6,778	$1,646
Cost of revenues	5,007	692
Gross profit	1,771	954

Operating expenses:
Sales and marketing	1,485	556
General and administrative	4,305	2,758
Research and development	1,003	1,052
Total operating expenses	6,793	4,366
Operating loss	(5,022)	(3,412)

Other income (expense):
Interest expense	(381)	(2,219)
Loss on extinguishment of debt	—	(5,768)
Impairment of digital assets	(9,353)	—
Fair value adjustment of warrant liability	(213)	(2,829)
Other income (expense), net	52	(79)
Total other expense	(9,895)	(10,895)
Loss before taxes	(14,917)	(14,307)
Income tax expense	—	—
Net loss	(14,917)	(14,307)
Other comprehensive income (loss):
Cumulative translation adjustment	(32)	10
Comprehensive loss	$(14,949)	$(14,297)

Loss per share, basic and diluted	$(0.15)	$(0.22)

Weighted-average common shares used to compute loss per share, basic and diluted	96,844	64,587

Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended March 31,
	2022	2021
Operating activities
Net loss	$(14,917)	$(14,307)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization of debt discount and deferred financing costs	155	1,642
Loss on change in fair value of warrant liability	213	2,829
Loss on extinguishment of debt	—	5,768
Impairment of digital assets	9,353	—
Stock-based compensation	564	1,055
Other adjustments	(97)	(10)
Changes in operating assets and liabilities:
Accounts receivable	(248)	(40)
Inventory	(2,063)	—
Prepaid expenses and other assets	(687)	(490)
Accounts payable	219	(682)
Accrued expenses	(1,489)	(2,287)
Lease liability payments	(173)	64
Deferred revenue	(1,001)	(841)
Net cash used in operating activities	(10,171)	(7,299)
Investing activities
Purchase of digital assets	(489)	(1,098)
Capital expenditures	(80)	—
Net cash used in investing activities	(569)	(1,098)
Financing activities
Proceeds from borrowings, net of issuance costs	—	9,981
Payments on borrowings	(1,566)	(11,835)
Proceeds from exercise of options to purchase common stock	16	65
Proceeds from sales of common stock, net of issuance costs	—	29,705
Net cash (used) provided by financing activities	(1,550)	27,916
Effect of exchange rate on cash and restricted cash	(32)	10
Net (decrease) increase in cash and restricted cash	(12,322)	19,529
Cash and restricted cash at the beginning of the period	23,137	4,031
Cash and restricted cash at the end of the period	$10,815	$23,560

	Three Months Ended March 31,
	2022	2021
Supplemental disclosure of cash flow information:
Interest paid	$204	$567
Income taxes paid	$—	$—
Supplemental disclosures of non-cash financing activities:
Issuance of common stock in connection with acquisition of Lyte Technology, Inc.	$1,125	$—
Issuance of common stock for payment of legal, earned bonus and board of director fees	$—	$66

Non-GAAP Financial Measures and Reconciliation
Our non-GAAP financial measures include adjusted gross profit, adjusted gross margin and adjusted earnings before interest, taxes, depreciation and amortization ("EBITDA") (our "non-GAAP financial measures"). Our non-GAAP financial measures should be considered in addition to, not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. They are not measurements of our financial performance under GAAP and should not be considered as alternatives to revenue or net loss, as applicable, or any other performance measures derived in accordance with GAAP and may not be comparable to other similarly titled measures of other businesses. Our non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our operating results as reported under GAAP. Some of these limitations include: (i) Non-cash compensation is and will remain a key element of our overall long-term incentive compensation package, although we exclude it as an expense when evaluating its ongoing operating performance for a particular period, (ii) Our non-GAAP financial measures do not reflect the impact of certain charges resulting from matters we consider not to be indicative of ongoing operations, and (iii) other companies in our industry may calculate our non-GAAP financial measures differently than we do, limiting their usefulness as comparative measures.
We compensate for these limitations to our non-GAAP financial measures by relying primarily on our GAAP results and using our non-GAAP financial measures only for supplemental purposes. Our non-GAAP financial measures include adjustments for items that may not occur in future periods. However, we believe these adjustments are appropriate because the amounts recognized can vary significantly from period to period, do not directly relate to the ongoing operations of our business and complicate comparisons of our internal operating results and operating results of other peer companies over time. Each of the normal recurring adjustments and other adjustments described in this paragraph help management with a measure of our operating performance over time by removing items that are not related to day-to-day operations or are non-cash expenses.

Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except percentages)

	Three Months Ended March 31,
(in thousands)	2022	2021
Net loss	$(14,917)	$(14,307)
Add back: Depreciation and amortization	186	33
Add back: Interest expense	381	2,219
EBITDA	(14,350)	(12,055)
Add back: Stock-based compensation	564	1,055
Add back: Loss on extinguishment of debt	—	5,768
Add back: Impairment of digital assets	9,353	—
Add back: Fair value adjustment of warrant liability	213	2,829
Adjusted EBITDA	$(4,220)	$(2,403)

	Three Months Ended March 31,
(in thousands, except percentages)	2022	2021
Gross profit	$1,771	$954
Add back: Amortization of intangibles	—	4
Add back: Stock-based compensation	46	210
Adjusted gross profit	$1,817	$1,168
Adjusted gross margin	26.8%	71.0%

Supplemental Information
(In thousands, except percentages)

	Three Months Ended March 31,		Change
(in thousands, except percentages)	2022	2021	Amount	%
Net Revenues
Platform revenue	$2,492	$1,646	$846	51.4%
Hardware revenue	4,286	—	4,286	100.0%
Net revenues	$6,778	$1,646	$5,132	311.8%
Platform revenue as percentage of total revenue	36.8%	100.0%
Hardware revenue as percentage of total revenue	63.2%	—%